Exhibit 99.2

CRANE CO.

Income Statement Data

(in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Net Sales:
Aerospace & Electronics	$154,563	$161,296	$638,658	$628,859
Engineered Materials	41,550	74,850	255,434	331,030
Merchandising Systems	78,229	91,838	401,577	388,227
Fluid Handling	278,666	300,860	1,161,887	1,135,843
Controls	36,271	37,119	146,751	135,212

Total Net Sales	$589,279	$665,963	$2,604,307	$2,619,171

Operating Profit (Loss)*:
Aerospace & Electronics	$10,760	$17,695	$56,138	$86,176
Engineered Materials	(825)	8,626	23,339	58,339
Merchandising Systems	2,785	8,386	45,146	39,684
Fluid Handling	38,809	38,154	165,042	140,168
Controls	3,801	1,570	11,925	9,901
Corporate**	(9,034)	(9,837)	(39,056)	(51,945)
Restructuring	(40,703)	19,083	(40,703)	19,083
Environmental Provision	(24,342)	(18,912)	(24,342)	(18,912)
Asbestos Provision	—	0	—	(390,150)

Total Operating Profit (Loss)	(18,749)	64,765	197,489	(107,656)
Interest Income	1,884	2,422	10,263	6,259
Interest Expense	(6,563)	(6,790)	(25,799)	(27,404)
Miscellaneous- Net	21	6,313	1,899	9,906

Income (Loss) Before Income Taxes	(23,407)	66,710	183,852	(118,895)
Provision for Income Taxes	(15,096)	21,483	48,694	(56,553)

Net Income (Loss)	$(8,311)	$45,227	$135,158	$(62,342)

Share Data:
Net Income (Loss) per Diluted Share	$(0.14)	$0.74	$2.24	$(1.04)

Average Diluted Shares Outstanding	59,165	61,221	60,298	60,037
Average Basic Shares Outstanding	59,165	60,093	59,667	60,037

Supplemental Data:

Operating Profit (Loss) amounts include restructuring

Cost of Sales - Operations	$408,476	$454,597	$1,751,036	$1,776,157
Asbestos Provision	—	—	—	390,150
Environmental Provision	24,342	18,912	24,342	18,912
Restructuring Loss (Gain)	40,703	(19,083)	40,703	(19,083)
Selling, General & Administrative	134,507	146,772	590,737	560,691
Depreciation and Amortization***	13,197	16,570	57,162	61,310
Stock Compensation Expense	2,880	4,074	13,327	15,247

*	Segment and Corporate operating profit excludes restructuring charges totaling $40.7 million recorded in the three and twelve months ended December 31, 2008 and a restructuring gain of $19.1 million recorded in the three and twelve months ended December 31, 2007.
**	Operating profit for the twelve months of 2007 includes a $7.6 million provision for a legal settlement.
***	Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.

Condensed Balance Sheets

(in thousands)

	December 31, 2008	December 31, 2007
ASSETS
Current Assets
Cash and Cash Equivalents	$231,840	$283,370
Accounts Receivable	334,263	345,176
Current Insurance Receivable - Asbestos	41,300	33,600
Inventories	349,926	327,719
Other Current Assets	63,911	47,757

Total Current Assets	1,021,240	1,037,622
Property, Plant and Equipment	290,814	289,683
Long-Term Insurance Receivable - Asbestos	260,660	306,557
Long-Term Deferred Tax Assets	233,165	220,370
Other Assets	187,377	256,510
Goodwill	781,232	766,550

Total Assets	$2,774,488	$2,877,292

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$16,622	$548
Accounts Payable	182,147	177,978
Current Asbestos Liability	91,000	84,000
Accrued Liabilities	246,915	230,295
Income Taxes	1,980	731

Total Current Liabilities	538,664	493,552
Long-Term Debt	398,479	398,301
Deferred Tax Liability	22,971	31,880
Long-Term Asbestos Liability	839,496	942,776
Other Liabilities	229,057	117,586
Minority Interest	7,759	8,394
Shareholders’ Equity	738,062	884,803

Total Liabilities and Shareholders’ Equity	$2,774,488	$2,877,292

CRANE CO.

Condensed Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Operating Activities:
Net income (loss)	$(8,311)	$45,227	$135,158	$(62,342)
Asbestos provision	—	—	—	390,150
Environmental provision	24,342	18,912	24,342	18,912
Restructuring - Non Cash	15,745	(27,838)	15,745	(27,838)
Gain on sale of joint venture	—	(4,144)	—	(4,144)
Income from joint venture	—	(1,524)	—	(5,322)
(Gain) loss on divestitures	—	—	(932)	975
Depreciation and amortization	13,197	16,570	57,162	61,310
Stock-based compensation expense	2,880	4,074	13,327	15,247
Deferred income taxes	(56,558)	27,602	(33,919)	(112,641)
Cash provided by (used for) operating working capital	52,995	32,210	17,560	(7,322)
Other	39,806	(7,065)	21,032	(23,954)

Subtotal	84,096	104,024	249,475	243,031
Asbestos related payments, net of insurance recoveries	(23,168)	(17,509)	(58,083)	(10,198)

Total provided by operating activities	60,928	86,515	191,392	232,833

Investing Activities:
Capital expenditures	(11,478)	(13,757)	(45,136)	(47,169)
Proceeds from sale of equity investment	—	32,996	—	32,996
Proceeds from disposition of capital assets	1,143	36,827	1,871	48,437
Proceeds from divestitures	—	—	2,106	2,005
Payment for acquisition, net of cash acquired	(48,518)	(332)	(76,527)	(65,498)

Total (used for) provided by investing activities	(58,853)	55,734	(117,686)	(29,229)

Financing Activities:
Dividends paid	(11,682)	(10,823)	(45,203)	(39,651)
Reacquisition of shares on the open market	(20,001)	—	(60,001)	(50,001)
Stock options exercised - net of shares reacquired	251	4,955	8,955	15,057
Excess tax benefit from stock-based compensation	608	2,897	1,996	6,978
Net decrease in short-term debt	(1,782)	(24,184)	(1,371)	(8,992)

Total used for financing activities	(32,606)	(27,155)	(95,624)	(76,609)

Effect of exchange rate on cash and cash equivalents	(16,060)	6,028	(29,612)	17,768

Increase (decrease) in cash and cash equivalents	(46,591)	121,122	(51,530)	144,763
Cash and cash equivalents at beginning of period	278,431	162,248	283,370	138,607

Cash and cash equivalents at end of period	$231,840	$283,370	$231,840	$283,370

CRANE CO.

Order Backlog

(in thousands)

	December 31, 2008	September 30, 2008	December 31, 2007
Aerospace & Electronics	$418,382	$418,317	$392,822
Engineered Materials	6,942	11,035	14,802
Merchandising Systems	23,407	25,676	34,093
Fluid Handling	302,653	285,988	242,591
Controls	30,509	37,816	35,273

Total Backlog	$781,893	$778,832	$719,581

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,		Percent Change December 31, 2008
	2008	2007	2008	2007	Three Months	Twelve Months
INCOME ITEMS:
Net Sales	$589,279	$665,963	$2,604,307	$2,619,171	-11.5%	-0.6%
Operating Profit (Loss)	(18,749)	64,765	197,489	(107,656)
Special Items impacting Operating Profit:
Asbestos Provision - Pre-Tax (a)				390,150
Government Settlement - Pre-Tax (b)				7,600
Restructuring Charge - Pre-Tax (c)	40,703		40,703
Foundry Restructuring - Pre-Tax (d)		(19,083)		(19,083)
Environmental Provision - Pre-Tax (e)	24,342	18,912	24,342	18,912

Operating Profit before Special Items	$46,296	$64,594	$262,534	$289,923	-28.3%	-9.4%

Percentage of Sales	7.9%	9.7%	10.1%	11.1%
Net Income (Loss)	$(8,311)	$45,227	$135,158	$(62,342)
Per Share	$(0.14)	$0.74	$2.24	$(1.04)
Special Items impacting Net Income:
Asbestos Provision - Net of Tax (a)		3,597		253,597
Per Share		$0.06		$4.22
Government Settlement - Net of Tax (b)				5,396
Per Share				$0.09
Restructuring Charge - Net of Tax (c)	25,737		25,737
Per Share	$0.44		$0.43
Foundry Restructuring - Net of Tax (d)		(18,402)		(18,402)
Per Share		$(0.30)		$(0.31)
Environmental Provision - Net of Tax (e)	15,822	12,293	15,822	12,293
Per Share	$0.27	$0.20	$0.26	$0.20
Gain on Sale of Partnership Interest - Net of Tax (f)		(5,846)		(5,846)
Per Share		$(0.10)		$(0.10)
Tax Provision on Undistributed Foreign Earnings (g)		10,400		10,400
Per Share		$0.17		$0.17

Net Income before Special Items	$33,248	$47,269	$176,717	$195,096	-29.7%	-9.4%

Per Basic Share	$0.56	$0.79	$2.96	$3.25
Per Diluted Share	$0.56	$0.77	$2.93	$3.19

In the three months ended December 31, 2008 and the twelve months ended December 31, 2007, Average Shares Outstanding excluding the effect of diluted stock options were used to compute the per share amounts since both periods were in a loss position. Had net income been reported for these periods, Average Shares Outstanding would have included the effect of diluted stock options when computing per share amounts (see chart below).

Average Basic Shares Outstanding	59,165			60,037
Effect of Diluted Stock Options	152			1,093

Average Shares Outstanding including the effect of Stock Options	59,317			61,130

When considering the effect of dilutive stock options on shares outstanding, Net Income before Special Items is $0.56 per share for the three months ended December 31, 2008 and $3.19 for the twelve months ended December 31, 2007, respectively.

(a)	During the three months ended September 30, 2007, the Company recorded an Asbestos Provision.
(b)	During the three months ended June 30, 2007, the Company recorded a settlement with the US Government.
(c)	During the three months ended December 31, 2008, the Company recorded a restructuring charge in connection with initiatives to reduce its cost structure.
(d)	During the three months ended December 31, 2007, the Company recorded a net restructuring gain related to the consolidation of its remaining foundry operations in the UK and Canada.
(e)	During the three months ended December 31, 2008 and 2007, the Company recorded a charge related to an increase in the Company’s expected liability at its Goodyear, AZ Superfund site.
(f)	During the three months ended December 31, 2007, the Company recorded a gain on the sale of its share of the Industrial Motion Control, LLC joint venture.
(g)	During the three months ended December 31, 2007, the Company recorded an income tax provision related to the potential repatriation of foreign cash.

CRANE CO.

Non-GAAP Financial Measures

(in thousands, except for per share amounts)

	December 31, 2008	December 31, 2007
BALANCE SHEET ITEMS
Notes Payable and Current Maturities of Long-Term Debt	$16,622	$548
Long-Term Debt	398,479	398,301

Total Debt	415,101	398,849
Less: Cash and Cash Equivalents	(231,840)	(283,370)

Net Debt	183,261	115,479
Shareholders’ Equity	738,062	884,803

Net Capitalization	$921,323	$1,000,282

Percentage of Net Debt to Net Capitalization	19.9%	11.5%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$84,096	$104,024	$249,475	$243,031
Asbestos Related Payments, Net of Insurance Recoveries	(23,168)	(17,509)	(58,083)	(41,698)
Equitas Receipts	—	—	—	31,500

Cash Provided from Operating Activities	60,928	86,515	191,392	232,833
Less: Capital Expenditures	(11,478)	(13,757)	(45,136)	(47,169)

Free Cash Flow	$49,450	$72,758	$146,256	$185,664

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate positive cash flow. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.